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                                                                  Exhibit (24)







                   Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the company's previously filed Form S-8 Registration Statements, File No. 33-47946 and 333-16697.





                                                  ARTHUR ANDERSEN LLP




Kansas City, Missouri,
March 24, 1998